Exhibit 99.1

E.MERGE TECHNOLOGY ACQUISITION CORP. ANNOUNCES

CORRECTION IN PER SHARE REDEMPTION PRICE IN CONNECTION WITH SPECIAL MEETING OF STOCKHOLDERS TO VOTE UPON AN EXTENSION OF TIME WITHIN WHICH IT MUST COMPLETE AN INITIAL BUSINESS COMBINATION

New York, NY, June 17, 2022 (GLOBE NEWSWIRE) — E.Merge Technology Acquisition Corp. (NASDAQ: ETAC) (“E.Merge” or the “Company”), a special purpose acquisition company, today announced that the Company anticipates that the per-share price at which public shares of the Company will be redeemed for cash held in the Company’s trust account (the “Trust Account”) will be approximately $10.01 at the time of the special meeting of stockholders to be held on June 28, 2022 (the “Special Meeting”), at which stockholders will consider and vote on a proposal to extend the time the Company has to consummate an initial business combination from August 4, 2022 to November 4, 2022. The Company’s proxy statement dated May 31, 2022 (the “Proxy Statement”) for the Special Meeting had stated that the per-share price at which public shares would be redeemed for cash held in the Trust Account would be approximately $10.03 at the time of the Special Meeting. The Company today also filed a Supplement to the Proxy Statement with the Securities and Exchange Commission (“SEC”) to advise stockholders of the correct redemption price.

Stockholders of record as of May 25, 2022 will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/emergetechnologyacquisition/2022. Please see the Company’s Proxy Statement mailed to stockholders of record and available at the SEC website at www.sec.gov for more information.

About E.Merge Technology Acquisition Corp.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any business or industry, it intends to focus its search on companies in the software and internet technology industries. The Company is led by Chairman, S. Steven Singh, and Co-Chief Executive Officers, Jeff Clarke and Guy Gecht.

Cautionary Note Regarding Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering and other reports filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Jeff Clarke

Guy Gecht

E.Merge Technology Acquisition Corp.

(619) 736-6855